AMENDMENT NO. 3
Dated as of October 28, 2014
to the
REVOLVING CREDIT AGREEMENT
Dated as of October 21, 2011
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.
and
ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 3

AMENDMENT NO. 3 dated as of October 28, 2014 (this “Amendment”) to the Revolving Credit Agreement dated as of October 21, 2011 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION, MIZUHO BANK, LTD. and ROYAL BANK OF CANADA., as Co-Documentation Agents (as amended by Amendment No. 1 dated as of March 28, 2013 and Amendment No. 2 dated as of October 28, 2013, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment, (each such Bank, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to increase the total aggregate amount of Commitments that may be made under the Amended Credit Agreement (the “Commitment Increase”), (ii) the Existing Banks and/or new lenders will agree to provide additional revolving credit commitments, (iii) the pricing schedule will be updated and (iv) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Amending Bank” (each, an “Amending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Amending Bank’s name under the heading “Commitment” (the “New Commitments”);
WHEREAS, on the Third Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Amending Bank will be converted into a New Commitment; and
WHEREAS, each financial institution identified on the signature pages hereto as a “New Bank” (each, a “New Bank”) has agreed severally, on the terms and conditions set forth herein, to provide a portion of the Commitment Increase equal to the amount set forth on Schedule 1 hereto opposite such New Bank’s name under the heading “New Commitments” and to become an “Amending Bank” for all purposes under the Amended Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Third Amendment Effective Date, refer to the Amended Credit Agreement.

Section 2. Amended Terms and Third Amendment Effective Date Transactions.

(a)Each of the parties hereto agrees that, effective on the Third Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b)On the Third Amendment Effective Date, the Commitment of each Existing Bank that is an Amending Bank will be converted into a New Commitment under the Amended Credit Agreement, so that the aggregate Commitment of such Amending Bank under the Amended Credit Agreement shall equal such Amending Bank’s New Commitments.

(c)On the Third Amendment Effective Date, each New Bank agrees to be bound by all of the terms and conditions applicable to a Bank under the Amended Credit Agreement and accedes to all of the rights and obligations of a Bank as if it had been an original party thereto.

Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:

(a)the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b)no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission after the Third Amendment Effective Date; and

(c)the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST

EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 5. (d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7.Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Third Amendment Effective Date unless otherwise indicated:

(a)receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Amending Bank and (ii) the Required Banks under the Existing Credit Agreement;

(b)receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Fulbright & Jaworski LLP, subject to customary assumptions, qualifications and limitations;

(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Third Amendment Effective Date and, in the case 5 of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Third Amendment Effective Date;

(f)    receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and
(g)    receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Third Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION

By:    /s/ J. Andrew Don
Name:    J. Andrew Don
Title:     Senior Vice President and
Chief Financial Officer

Signature Page to Amendment No.3 - 2017 Facility

THE ROYAL BANK OF SCOTLAND PLC, as
Administrative Agent and as Initial Issuing Bank

By:    /s/ Emily Freedman
Name: Emily Freedman
Title: Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

X The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $60,000,000.00.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Emily Freedman
Name: Emily Freedman
Title: Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

X
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $60,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

JPMORGAN CHASE BANK, N.A.

By: /s/ Bridget Killackey
Name: Bridget Killackey
Title: Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $60,000,000.00.

□ The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Nicholas Battista
Name: Nicholas Battista
Title: Managing Director

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $50,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

KeyBank National Association

By: /s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $25,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

ROYAL BANK OF CANADA

By: /s/ D. Scott McMurtry
Name: D. Scott McMurtry
Title: Authorized Signatory

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $ 80,000,000.00        .

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

Mizuho Bank, Ltd.

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $40,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

US Bank N.A.

By: /s/ Raymond J. Palmer
Name: Raymond J. Palmer
Title: Senior Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $45,000,000.00.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

SunTrust Bank

By: /s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $37,500,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

The Bank of Nova Scotia

By: /s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of 60,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

PNC Bank, National Association

By: /s/ Nancy Rosal Bonnell
Name: Nancy Rosal Bonnell
Title: Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $40,000,000.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

Regions Bank

By: /s/ Kevin McConaha
Name: Kevin McConaha
Title: Commercial Portfolio Manager

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

□
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

□	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

Compass Bank

By: /s/ Raj Nambiar
Name: Raj Nambiar
Title: Vice President

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

□
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $30,000,000.00.

The Korea Development Bank, New York Branch

By: /s/ Jae Ik Kim
Name: Jae Ik Kim
Title: General Manager

Signature Page to Amendment No.3 - 2017 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013 AND AMENDMENT NO. 2 DATED AS OF OCTOBER 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

□
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an New Commitment.

□
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $                              .

The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Amended Credit Agreement in an aggregate principal amount of $10,000,000.00.

Apple Bank for Savings

By: /s/ Jonathan Byron
Name: Jonathan Byron
Title: Senior Vice President

Signature Page to Amendment No.3 - 2017 Facility

SCHEDULE 1

New COMMITMENTS

Amending Banks	Commitment
The Royal Bank of Scotland plc $180,000,000.00
JPMorgan Chase Bank, N.A. $180,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd. $180,000,000.00
KeyBank National Association $180,000,000.00
Royal Bank of Canada $180,000,000.00
Mizuho Bank Ltd. $180,000,000.00
US Bank N.A. $125,000,000.00
SunTrust Bank $125,000,000.00
The Bank of Nova Scotia $125,000,000.00
PNC Bank, National Association $125,000,000.00
Regions Bank $75,000,000.00
Compass Bank $25,000,000.00
The Korea Development Bank, New York Branch $30,000,000.00
Apple Bank for Savings $10,000,000.00
Total	$1,720,000,000.00

EXHIBIT A

NOT A LEGAL DOCUMENT
COMPOSITE COPY
REFLECTING
AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013,
~~AND~~ AMENDMENT NO. 2
DATED AS OF OCTOBER 28, 2013
AND AMENDMENT NO. 3 DATED AS OF OCTOBER 28, 2014

REVOLVING CREDIT AGREEMENT

dated as of

October 21, 2011

among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,
THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Initial Issuing Bank,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
_________________________
RBS SECURITIES INC.,
J.P. MORGAN SECURITIES LLC,
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION,

TABLE OF CONTENTS
Page
ARTICLE 1
Definitions

Section 1.01.	Definitions..........................................................................................................1

Section 1.02.	Accounting Terms and Determinations........................................................~~20~~21

Section 1.03.	Types of Borrowings.........................................................................................21

Section 1.04.	Letter of Credit........................................................................................... ~~21~~22
ARTICLE 2
The Credits

Section 2.01.	Commitments to Lend and Issue Letters of Credit......................................~~21~~22

Section 2.02.	Notice of Committed Borrowings................................................................~~24~~25

Section 2.03.	Money Market Borrowings..........................................................................~~24~~25

Section 2.04.	Notice to Banks; Funding of Loans.............................................................~~28~~29

Section 2.05.	Notes............................................................................................................~~29~~30

Section 2.06.	Maturity ofLoans.........................................................................................~~30~~31

Section 2.07.	Interest Rates...............................................................................................~~30~~31

Section 2.08.	Method of Electing Interest Rates................................................................~~32~~33

Section 2.09.	Fees .............................................................................................................~~33~~35

Section 2.10.	Optional Termination or Reduction of Commitments..................................~~35~~36

Section 2.11.	Mandatory Termination of Commitments....................................................~~35~~36

Section 2.12.	Optional Prepayments.................................................................................~~35~~36

Section 2.13.	General Provisions as to Payments.............................................................~~36~~37

Section 2.14.	Funding Losses............................................................................................~~36~~38

Section 2.15.	Computation of Interest and Fees.............................................................. ~~37~~38

Section 2.16.	Taxes .......................................................................................................... ~~37~~38

Section 2.17.	Increase of Commitments............................................................................~~41~~42

Section 2.18.	Replacement of Banks..................................................................................~~42~~44

Section 2.19.	Defaulting Banks........................................................................................~~44~~45

Section 2.20.	Issuance of Letters of Credit; Drawings and Reimbursements; Auto-Extension Letters of Credit; Funding of Participations............................................. ~~46~~48
ARTICLE 3
Conditions

Section 3.01.	Effectiveness...............................................................................................~~55~~56

Section 3.02.	Prior Credit Agreement ............................................................................ ~~56~~58

Section 3.03.	Borrowings and L/C Credit Extensions................................................... ~~57~~58

i

ARTICLE 4
Representations and Warranties

Section 4.01.	Corporate Existence, Power and Authority................................................~~58~~59

Section 4.02.	Financial Statements..................................................................................~~58~~60

Section 4.03.	Litigation.....................................................................................................~~59~~61

Section 4.04.	Governmental Authorizations.................................................................... ~~60~~61

Section 4.05.	Members’ Subordinated Certificates..........................................................~~60~~61

Section 4.06.	No Violation of Agreements .......................................................................~~60~~61

Section 4.07.	No Event of Default under the Indentures................................................. ~~61~~62

Section 4.08.	Compliance with ERISA............................................................................ ~~61~~62

Section 4.09.	Compliance with Other Laws.................................................................... ~~61~~63

Section 4.10.	Tax Status...................................................................................................~~61~~63

Section 4.11.	Investment Company Act............................................................................ ~~61~~63

Section 4.12.	Disclosure...................................................................................................~~62~~63

Section 4.13.	Subsidiaries.................................................................................................~~62~~63

Section 4.14.	Environmental Matters...............................................................................~~62~~63

Section 4.15.	Anti-Corruption Laws and Sanctions..........................................................64

ARTICLE 5
Covenants

Section 5.01.	Corporate Existence.................................................................................~~62~~64

Section 5.02.	Disposition of Assets, Merger, Character of Business, etc......................~~63~~65

Section 5.03.	Financial Information..............................................................................~~63~~65

Section 5.04.	Default Certificates..................................................................................~~64~~66

Section 5.05.	Notice of Litigation and Defaults.............................................................~~65~~67

Section 5.06.	ERISA.......................................................................................................~~65~~67

Section 5.07.	Payment of Charges.................................................................................~~66~~67

Section 5.08.	Inspection of Books and Assets................................................................~~66~~68

Section 5.09.	Indebtedness............................................................................................~~66~~68

Section 5.10.	Liens........................................................................................................~~67~~69

Section 5.11.	Maintenance of Insurance.......................................................................~~68~~70

Section 5.12.	Subsidiaries and Joint Ventures...............................................................~~68~~70

Section 5.13.	Minimum TIER.........................................................................................~~69~~71

Section 5.14.	Retirement of Patronage Capital.............................................................~~69~~71

Section 5.15.	Use of Proceeds.......................................................................................~~69~~71

Section 5.16.	Compliance with Laws............................................................................72
ARTICLE 6
Defaults

Section 6.01.	Events of Default.....................................................................................~~70~~72

Section 6.02.	Actions In Respect Of Letters Of Credit Upon Default...........................~~72~~74

Section 6.03.	Notice of Default.....................................................................................~~73~~75

ARTICLE 7
The Administrative Agent

Section 7.01.	Appointment and Authorization...............................................................~~73~~75

Section 7.02.	Administrative Agent and Affiliates.........................................................~~73~~75

Section 7.03.	General Nature of the Administrative Agent’s Duties..............................~~73~~75

Section 7.04.	Consultation with Experts........................................................................~~74~~76

Section 7.05.	Liability of Administrative Agent.............................................................~~74~~76

Section 7.06.	Indemnification........................................................................................~~74~~76

Section 7.07.	Credit Decision........................................................................................~~75~~77

Section 7.08.	Successor Administrative Agent..............................................................~~75~~77

Section 7.09.	Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable......................................................................................................~~76~~78

Section 7.10.	Calculations............................................................................................~~76~~78
ARTICLE 8
Change in Circumstances

Section 8.01.	Basis for Determining Interest Rate Inadequate or Unfair.....................~~76~~78

Section 8.02.	Illegality...................................................................................................~~77~~79

Section 8.03.	Increased Cost and Reduced Return.......................................................~~77~~79

Section 8.04.	Base Rate Loans Substituted for Affected Euro-Dollar Loans................~~79~~82

ARTICLE 9
Miscellaneous

Section 9.01.	Notices....................................................................................................~~80~~82

Section 9.02.	No Waivers............................................................................................. ~~82~~84

Section 9.03.	Expenses; Documentary Taxes; Indemnification....................................~~82~~84

Section 9.04.	Sharing of Set-offs..................................................................................~~82~~84

Section 9.05.	Amendments and Waivers.......................................................................~~83~~85

Section 9.06.	Successors and Assigns..........................................................................~~84~~86

Section 9.07.	Collateral...............................................................................................~~86~~88

Section 9.08.	Governing Law.......................................................................................~~86~~89

Section 9.09.	Counterparts; Integration......................................................................~~87~~89

Section 9.10.	Several Obligations................................................................................~~87~~89

Section 9.11.	Severability.............................................................................................~~87~~90

Section 9.12.	Confidentiality........................................................................................~~88~~90

Section 9.13.	WAIVER OF JURY TRIAL.....................................................................~~88~~90

Section 9.14.	USA Patriot Act.....................................................................................~~88~~90

Section 9.15.	ICC Transactions...................................................................................~~88~~91

Schedules

Agent Schedule
Commitment Schedule
Pricing Schedule
~~Schedule 2.01    Existing Letters of Credit~~
Schedule 5.03(a)    Non-GAAP Subsidiaries
Schedule 9.15    ICC Transactions
Exhibits
Exhibit A    -    Form of Note
Exhibits B-1 and B-2    -    Forms of RUS Guarantee
Exhibit C     -    Money Market Quote Request
Exhibit D     -    Invitation for Money Market Quotes
Exhibit E     -    Money Market Quote
Exhibit F     -    Opinion of General Counsel for the Borrower
Annex A - Legal Actions
Annex B - Subsidiaries and Joint Ventures
Exhibit G     -    Assignment and Assumption Agreement
Exhibit H    -    U.S. Tax Certificates

2

REVOLVING CREDIT AGREEMENT
REVOLVING CREDIT AGREEMENT dated as of October 21, 2011, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION, MIZUHO BANK, LTD., and ROYAL BANK OF CANADA, as Co-Documentation Agents.
The parties hereto agree as follows:
ARTICLE 1
Definitions
Section 1.01.    Definitions. The following terms, as used herein, have the following meanings:

“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S.
Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

“2013 Amendment” means that certain Amendment No. 1 to this Agreement dated as of March 28, 2013, among the Borrower and the Banks party thereto.

“2014 Amendment” means that certain Amendment No. 3 to this Agreement dated as of October 28, 2014, among the Borrower and the
Banks party thereto.

“~~2013~~2014 Fee Letter” means that certain Fee Letter dated ~~February~~
~~21, 2013~~September 30, 2014 among the Borrower, the Administrative Agent and the Syndication Agent.
“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Administrative Agent” means The Royal Bank of Scotland plc, in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
“Agreement” means this Revolving Credit Agreement, as the same may be amended from time to time.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.

“Amendment Effective Date” means the “Amendment Effective Date”
as such term is defined in the 2013 Amendment.

“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro‑Dollar Loans, its Euro‑Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).
“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).
“Assignee” has the meaning set forth in Section 9.06(c).
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).

“Back-Up Letter of Credit” has the meaning set forth in Section
2.01(b).

“Bank” means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Bank Parties” mean the Banks and the Issuing Banks.
“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the Adjusted London Interbank Offered Rate for a one month Interest Period on such day (or if such day is not a Euro-Dollar ~~Domestic~~ Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.

“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.

“Base Rate Margin” has the meaning set forth in the Pricing Schedule hereto.
“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.
“Borrower” means the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.
“Borrowing” has the meaning set forth in Section 1.03.

“Cash Collateral Account” means a deposit account or a non-interest bearing securities account (as contemplated by Section 2.20(e)) opened, or to be opened, by the Administrative Agent and in which a Lien has been granted to the Administrative Agent for the benefit of each Bank and each Issuing Bank pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank (which documents are hereby consented to by the Banks) to the extent that any Letter of Credit is required to be Cash Collateralized in accordance with this Agreement.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each Issuing Bank and each Bank, as collateral for the L/C Obligations, cash or deposit account balances, and “Cash Collateral” shall refer to such cash or deposit account balances.
“Central Banking Authority” means any central bank, reserve bank or monetary authority that is principally engaged in the regulation of the currency, money supply or commercial banking system of any given sovereign state or states.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.

“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means The Bank of Tokyo Mitsubishi UFJ, Ltd.,Key Bank National Association, Mizuho Bank, Ltd. and Royal Bank 5

of Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.

“Co-Lead Arrangers” means RBS Securities Inc., J.P. Morgan Securities LLC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, and RBC Capital Markets, each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c), the amount of the transferor Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be reduced pursuant to Sections 2.10 and ~~Section~~ 2.11; provided that, if the context so requires, the term “Commitment” means the obligation of a Bank to make loans pursuant to Section 2.01(a) and purchase participations in L/C Obligations up to, in the aggregate, such amount to the Borrower hereunder.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Commitment Termination Date” means October ~~21~~28, 2017 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro‑Dollar Business Day.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means with respect to any Bank at any time, (i) the aggregate principal amount of the Loans outstanding and (ii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank purposes of this definition).

Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro‑Dollar Lending Office by notice to the Borrower and the Administrative Agent.
“Euro‑Dollar Loan” means a Committed Loan that bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election.
“Euro‑Dollar Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Euro‑Dollar Rate” means, for any day, a rate per annum determined in accordance with Section 2.07(b).
~~“Euro‑Dollar Reference Banks” means the principal London offices of JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc.~~
“Euro‑Dollar Reserve Percentage” has the meaning set forth in Section 2.07(b).
“Event of Default” has the meaning set forth in Section 6.01.
“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:
(a)    income or franchise Taxes imposed on (or measured by) net income by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located ~~and~~, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any U.S. Federal withholding Taxes resulting from any law in effect ~~(including FATCA)~~ on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.17(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
 ~~“Existing Letters of Credit” means any letter of credit listed on Schedule 2.01 hereto which has been issued by The Bank of Nova Scotia, in its capacity as the issuing bank under the Revolving Credit Agreement~~

~~dated as of March 10, 2010 among the Borrower, the banks named therein, Royal Bank of Canada, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, and U.S. Bank National Association, as Co-Documentation Agents, The Royal Bank of Scotland plc, as Syndication Agent, and The Bank of Nova Scotia, as Administrative Agent. The Borrower shall be deemed to have requested the issuance of each Existing Letter of Credit for purposes hereof.~~

“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement ~~and~~(or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b) of the Code, and any applicable intergovernmental agreements and related legislation and official administrative rules or practices with respect thereto.
“Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to The Royal Bank of Scotland plc on such day on such transactions as determined by the Administrative Agent.
“Fixed Rate Borrowing” means either a Euro‑Dollar Borrowing or a Money Market LIBOR Borrowing.
“Fixed Rate Loans” means Euro‑Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01) or any combination of the foregoing.
“Foreclosed Asset” has the meaning set forth in Section 5.12.
“Fronting Fee” has the meaning specified in Section 2.09(d).
“Governmental Authority” means any national, state, county, city, town, village, municipal or other government department, commission, board, bureau, agency,authority or instrumentality of a country or any political

(2)    all indebtedness of others Guaranteed by such Person;
(3)    all indebtedness secured by any Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and

(4)    all indebtedness of such Person created or arising under any conditional sale or other title retention agreement (including any lease in the nature of a title retention agreement) with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property), but only if such property is included as an asset on the balance sheet of such Person;

provided that, in computing the “Indebtedness” of such Person, there shall be excluded any particular indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with the proper depositary in trust money (or evidences of such indebtedness) in the amount necessary to pay, redeem or satisfy such indebtedness, and thereafter such money and evidences of indebtedness so deposited shall not be included in any computation of the assets of such Person; and provided further that no provision of this definition shall be construed to include as “Indebtedness” of the Borrower or its Consolidated Entities any indebtedness by virtue of any agreement by the Borrower or its Consolidated Entities to advance or supply funds to Members.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement or the Notes and (b) Other Taxes.
“Indenture” means either the 1994 Indenture, the 2007 Indenture or any other Indenture that provides for borrowing on terms not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under the 1994 Indenture or the 2007 Indenture, and “Indentures” means all such Indentures.

“Initial Issuing Bank” means The Royal Bank of Scotland plc, in its capacity as initial issuing bank for the letters of credit issued or to be issued pursuant to this Agreement, and its successors in such capacity as provided in Section 2.20(b).
“Initial Issuing Bank Sublimit” means $50,000,000. The Initial
Issuing Bank Sublimit is part of, and not in addition to, the Commitment of the Initial Issuing Bank.

“Interest Expense” means, for any period, the line item “interest expense” as it appears on the statement of operations of the Borrower and its Consolidated Entities for such period delivered to the Banks pursuant to Section

(b)    any Interest Period which begins on the last Euro‑Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro‑Dollar Business Day of a calendar month; and

(c)    any Interest Period which would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date; and
(4)    with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 30 days) as the Borrower may elect in the applicable Notice of Borrowing; provided that:

(a)    any Interest Period which would otherwise end on a day which is not a Euro‑Dollar Business Day shall be extended to the next succeeding Euro‑Dollar Business Day; and
(b)    any Interest Period which would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date.
“Investments” has the meaning set forth in Section 5.12.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any Consolidated Entity of the Borrower) or in favor of any Issuing Bank and relating to any such Letter of Credit.

“Issuing Bank” means the Initial Issuing Bank~~, The Bank of Nova Scotia~~ and any Bank appointed by the Borrower (with the consent of the Administrative Agent) as such and each Person that shall become an Issuing Bank hereunder pursuant to Section 2.20(l) or Section 9.06(f). Each Issuing
Bank may, with the consent of the Borrower (such consent not to be unreasonably withheld), arrange for one or more Letters of Credit to be issued by affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such affiliate with respect to Letters of Credit issued by such affiliate.

Joint Venture” means any corporation, partnership, association, joint venture or other entity in which the Borrower, directly or indirectly through Subsidiaries or Joint Ventures, has an equity interest at the time of 10% or more but which is not a Subsidiary; provided that no Person whose only assets are
RUS Guaranteed Loans and investments incidental thereto shall be deemed a Joint Venture; provided further that any investment by the Borrower, directly or indirectly through Subsidiaries or Joint Ventures, in (or any of their other interests in) any equity securities of the Federal Agricultural Mortgage Corporation shall not be deemed a Joint Venture.

“L/C Advance” means, with respect to each Bank, such Bank’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof, the extension of the expiry date thereof or the increase of the amount thereof.
“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount of all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit to be issued hereunder by any Issuing Bank in the form from time to time in use by such Issuing Bank.
“Letter of Credit Expiration Date” means the day that is five Domestic Business Days prior to the Commitment Termination Date.
“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $~~100,000,000~~150,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Performance Letter of Credit” means any letter of credit issued in order to guarantee performance under a contract.
“Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
“Plan” means any multiemployer plan or single employer plan (including any Multiple Employer Plan), as defined in Section 4001 and subject to Title IV of ERISA, which is maintained or contributed to by, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to by, the Borrower or a Subsidiary of the Borrower or any member of the ERISA Group.
“Pricing Schedule” means the Pricing Schedule attached hereto.
“Prime Rate” means the rate of interest announced to all of its borrowers by The Royal Bank of Scotland plc as its prime rate in effect at such time at its principal office; provided that if The Royal Bank of Scotland plc does not or ceases to announce such rate of interest, then the Prime Rate shall mean the rate of interest published by the Wall Street Journal from time to time as the ~~"~~“Prime Rate~~"~~”.
“Prior 5-Year Credit Agreement” means the Revolving Five Year Credit Agreement dated as of March 16, 2007, among the Borrower, the banks named therein, The Royal Bank of Scotland N.V. (formerly known as ABN AMRO Bank N.V.), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York
Branch, and The Royal Bank of Scotland plc, as Co-Documentation Agents, The Bank of Nova Scotia, as Syndication Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent.

“Pro Rata Share” means, with respect to each Bank at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the total amount of the Commitments, subject to adjustment as provided in Section 2.19(a)(iv); provided that if the commitment of each Bank to make Revolving Loans and the obligation of each Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Section 2.10 or 6.01, then the Pro Rata Share of each Bank shall be determined based on the Pro Rata Share of such Bank immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.

“Qualified Subordinated Indebtedness” means the Borrower’s (i) ~~6.10~~4.75% Subordinated Deferrable Interest Notes ~~Due 2044,~~due 2043 and (ii~~)~~

~~5.95% Subordinated Deferrable Interest Notes Due 2045, and (iii~~) any other Indebtedness of the Borrower having substantially similar terms as to subordination as those contained in the instruments and documents relating to the foregoing Indebtedness or that would be junior to any of the foregoing; provided that such Indebtedness (a) will not mature prior to the Maturity Date and (b) does not require payments of principal prior to the Commitment Termination Date, except pursuant to acceleration or at the option of the Borrower.

“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.
“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the
Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.

“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, ~~the Treasurer,~~ an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets ~~Funding~~Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief 20 financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
“Revolving Credit Period” means the period from and including the Effective Date to but excluding the Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification Administration of the Department of Agriculture of the United States of America) or any other regulatory body which succeeds to its functions.

“RUS Guaranteed Loan” means any loan made by any Person, which loan is guaranteed, in whole or in part, as to principal and interest by the United States of America through the RUS pursuant to a guarantee, which guarantee contains provisions no less favorable to the holder thereof than the provisions set forth in the form of Exhibit B-1 or Exhibit B-2 hereto; and “Guaranteed Portion” of any RUS Guaranteed Loan means that portion of principal of, and interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or any other U.S. Governmental Authority, as may be amended, supplemented or substituted from time to time, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State.

“Second 2013 Amendment” means that certain Amendment No. 2 to this Agreement dated as of October 28, 2013, among the Borrower and the Banks party thereto.

~~“Second 2013 Fee Letter” means that certain Fee Letter dated October 9, 2013 among the Borrower, the Administrative Agent and the Syndication Agent.~~
~~“Second Amendment Effective Date” means the “Second~~
~~Amendment Effective Date” as such term is defined in the Second 2013 Amendment.~~

“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.
“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.
“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.

“Start-up Investments” has the meaning set forth in Section 5.12.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.

“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P or Baal by Moody’s, (y) the long-term secured debt of such Member is rated at least A- by S&P or A3 by Moody’s or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P or a financial strength rating of Aaa by Moody’s.
“Syndication Agent” means The Royal Bank of Scotland plc, in its capacity as Syndication Agent hereunder, and its successors in such capacity.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Third Amendment Effective Date” means the “Third Amendment Effective Date” as such term is defined in the 2014 Amendment.
“TIER” means, for any period, the ratio of (x) Net Income plus Interest Expense plus Derivative Cash Settlements to (y) Interest Expense plus Derivative Cash Settlements, in each case for such period.
“Trade Letter of Credit” means any letter of credit that is issued for the benefit of a supplier of goods or services to effect payment for such goods or services.
“Type” refers to whether a Loan is a Base Rate Loan, a Euro-Dollar Loan, a Money Market Absolute Rate Loan or a Money Market LIBOR Loan.
“Unreimbursed Amount” has the meaning specified in Section 2.20(b)(i).
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(D)(2).
“Withholding Agent” means the Borrower and the Administrative Agent.
Section 1.02 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.

Consolidated Entities or (ii) in support of a letter of credit issued by the
Borrower as a back-up confirmation or backup credit support of such letter of credit (~~"~~“Back-Up Letter of Credit~~"~~”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (~~C~~ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment ~~and~~, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of the
Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit unless otherwise agreed by such Initial Issuing Bank. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Notwithstanding anything to the contrary herein, no Issuing Bank shall issue any Letter of Credit other than a Standby Letter of Credit.

(c)     Letters of Credit Generally. No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date.

(ii)    No Issuing Bank shall be under any obligation to make
any L/C Credit Extension if:

(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing

~~(d) Existing Letters of Credit. The parties hereto agree that the Existing Letters of Credit will automatically, without any further action on the part of any Person, be deemed to be Letters of Credit hereunder issued hereunder on the Effective Date for the account of the Borrower. Without limiting the foregoing, (i) each such Existing Letter of Credit shall be included in the calculation of the L/C Obligations and (ii) each Lender shall have reimbursement and participation obligations with respect to such Existing Letters of Credit as provided in Sections 2.20(a) and (b) hereof.~~
Section 2.02.    Notice of Committed Borrowings. The Borrower shall
give the Administrative Agent notice (a “Notice of Committed Borrowing”)
not later than 12:00 noon (New York City time) on (x) the date of such Borrowing, in the case of each Base Rate Borrowing, and (y) the third Euro‑Dollar Business Day before such Borrowing, in the case of each Euro-Dollar Borrowing, specifying:

(a)    the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro‑Dollar Business Day in the case of a Euro‑Dollar Borrowing,
(b)    the aggregate amount of such Borrowing,
(c)    whether the Loans comprising such Borrowing are to bear
interest initially at the Base Rate or a Euro-Dollar Rate, and

(d)    in the case of a Euro-Dollar Borrowing, the duration of the
Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Notwithstanding the foregoing, no more than 15 Fixed Rate Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.
Section 2.03.    Money Market Borrowings. (a) In addition to Committed Borrowings pursuant to Section 2.01(a), the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.
(b)    Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Administrative Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit C hereto so as to be received no later than 10:00 A.M. (New York City time) on (x) the fourth Euro‑Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a

The “Adjusted London Interbank Offered Rate” applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.
The “London Interbank Offered Rate” applicable to any Interest
Period means the rate appearing on pages LIBOR01 or LIBOR02 of the Reuters ~~BBA Libor Rates Page 3750~~screen that displays such rate (or on any successor or substitute page of such Reuters Service, or if the Reuters Service ceases to be available, any successor to or substitute for such Reuters Service, providing rate quotations comparable to those currently provided on such page of such Reuters Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days prior to the commencement of such Interest Period, as the rate for the offering of dollar deposits with a maturity comparable to such Interest Period; provided, that~~,~~ if such rate ~~is not available~~shall be less than zero, such rate shall be ~~the average~~deemed to be zero for the purposes of this Agreement; provided further, that if the London Interbank Offered Rate is not available for such Interest Period, then the applicable London Interbank Offered Rate shall be the Interpolated Rate. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded ~~upward, if necessary, to the next higher 1/16th of 1%) at which deposits in Dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.~~to the same number of decimal places as the London Interbank Offered Rate) reasonably determined by the Administrative Agent (which determination shall be conclusive absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the London Interbank Offered Rate for the longest period (for which the London Interbank Offered Rate is available) that is shorter than the Interest Period and (b) the London Interbank Offered Rate for the shortest period (for which the London Interbank Offered Rate is available) that exceeds the Interest Period; provided that, if the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means still do not exist for ascertaining the Interpolated Rate, then the Administrative Agent shall give written notice thereof to the Borrower and the Banks as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist, (i) any interest election request that requests the conversion of any Base Rate Loan to, or continuation of any Euro-Dollar Loan as, a Euro-Dollar Loan shall be ineffective and (ii) if any Loan requests a Euro-Dollar Loan, such Borrowing shall be made as a Base Rate Loan.
“Euro-Dollar Reserve Percentage” means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro‑Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non‑United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.
(c)    Any overdue principal of or interest on any Euro-Dollar Loan and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in the following paragraph) shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus (i) in the case of principal, the rate otherwise applicable to Euro-Dollar Loans for such day or (ii) in the case of interest and any other overdue amount payable hereunder (other than in respect of any Money Market Loan as provided in the following paragraph), the sum of the Base Rate plus the applicable Base Rate Margin for such day.
(d)    Subject to Section 8.01(a), each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b)) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Prime Rate for such day.
(e)    The Administrative Agent shall determine each interest rate applicable to the Loanhereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
~~(f) To the extent required by this Section, each Euro-Dollar~~
~~Reference Bank agrees to use its commercially reasonable efforts to furnish individual quotations to the Administrative Agent. If either Euro-Dollar Reference Bank does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.~~

Section 2.08.    Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.08(d) and the provisions of Article 8), as follows:
(i)    if such Loans are Base Rate Loans, the Borrower may
elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

(ii)    if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans, or may elect to continue such Loans as Euro-Dollar Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period.

Each such election shall be made by delivering a notice (a “Notice of Interest Rate Election”) to the Administrative Agent not later than 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) such portion, and the remaining portion to which such Notice does not apply, are each at least $10,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Group of Euro-Dollar Loans, the Borrower shall be deemed to have elected that such Group of Loans be converted to Base Rate Loans at the end of such Interest Period.

October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~Second~~Third Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~Second 2013~~2014 Fee Letter.
Section 2.10.    Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11.    Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12.    Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).
(b)    Except as provided in Section 2.12(a), the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.
(c)    Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
(h)    FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)     ~~(h)~~ Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17.    Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Third Amendment Effective Date, does not exceed the sum of $~~415,125,000~~500,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (ii)
the total aggregate amount of Commitments hereunder does not, at any time, exceed $~~1,300,000,000~~2,200,000,000.
(b)    Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment

Schedule opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks or (y) to the creation of a new Commitment of one or more institutions not then a Bank hereunder; provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Administrative Agent of counterparts of this Agreement, (ii) the Commitment Schedule shall be amended to reflect the Commitment of such new Bank, (iii) if requested by such new Bank, the Borrower shall issue a Note to such new Bank in conformity with the provisions of Section 2.05, (iv) if any Committed Loans are outstanding at the time of the creation of such Commitment of such Bank, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of the creation of such Commitment, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks and (v) if such institution is neither a banking institution nor an affiliate of a Bank, such institution must be consented to by the Administrative Agent and the Issuing Bank. The date on which the conditions set forth in this paragraph are satisfied is the “Increased Amount Date” and each such Bank providing an Incremental Commitment, an “Incremental Bank”.
(c)    On any Increased Amount Date on which any Incremental Commitments are effective, subject to the satisfaction of the foregoing conditions, each Incremental Bank shall become a Bank hereunder with respect to its Incremental Commitment and the ~~Incremental Loans~~incremental loans made pursuant thereto.
(d)    The Administrative Agent shall notify the Banks promptly upon receipt of the Borrower’s notice of the Increased Amount Date and in respect thereof of Incremental Commitments and the Incremental Banks.
(e)    The terms and provisions of the Incremental Commitments and any Borrowing in respect of such Incremental Commitments shall be, except as otherwise set forth herein, identical to the Commitments on the Effective Date and any other Loans made under this Agreement.
(f)    It is understood that any increase in the amount of the Commitments pursuant to this Section 2.17 shall not constitute an amendment of replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
ARTICLE 3
Conditions

Section 3.01.    Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Effective Date unless otherwise indicated:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);
(b)    receipt by the Administrative Agent for the account of each Bank that has requested a Note of a duly executed Note dated on or before the
Effective Date complying with the provisions of Section 2.05;
(c)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereto, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, ~~Dewey & LeBoeuf~~Hunton & Williams LLP, subject to customary assumptions, qualifications and limitations;
(d)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, ~~the Treasurer,~~ an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets ~~Funding~~Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(e)    receipt by the Administrative Agent, with a copy for each Bank, of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(f)    evidence satisfactory to the Administrative Agent that arrangements have been made for payment in full of all amounts owed under the Prior 5-Year Credit Agreement;
(g)    receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed, and all expenses for which invoices have been presented, on or before the Effective Date; and
(h)    receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.
Section 3.02.    Prior Credit Agreement. (a) On the Effective Date, the “Commitments” as defined in the Prior 5-Year Credit Agreement shall terminate, without further action by any party thereto, except that Sections 2.14, 7.05, 7.06, 8.03 and 9.03 of the Prior 5-Year Credit Agreement (and Section 2.13 and Article 9 of the Prior 5-Year Credit Agreement insofar as they relate to such foregoing Sections) shall survive such termination and any related payment of amounts owed under the Prior 5-Year Credit Agreement.
(b)    The Banks which are parties to the Prior 5-Year Credit Agreement, comprising the “Required Banks” as defined therein, hereby waive any requirement of notice of termination of the “Commitments” (as defined in the Prior 5-Year Credit Agreement) pursuant to Section 2.10 thereof and of prepayment of loans thereunder to the extent necessary to give effect to Section ~~3.01(f)~~3.01(f) and Section 3.02(a)(i) hereof; provided that any such prepayment of Loans shall be subject to Section 2.14 of the Prior 5-Year Credit Agreement.
Section 3.03.    Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an ~~Automatic Extension~~Auto-Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    the fact that the Effective Date shall have occurred on or prior to October 31, 2011;
(b)    receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the date hereof;
(d)    the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the aggregate amount of the Commitments (as such Commitments may be increased pursuant to Section 2.17);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, in the case of the representation set forth in Section 4.06 being made after the ~~Second~~Third Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).

Section 4.12.    Disclosure. Neither this Agreement nor any document, certificate or financial statement furnished to any Bank by or on behalf of the Borrower in connection herewith (all such documents, certificates and financial statements, taken as a whole) contains, as of the date of delivery thereof and taken as a whole, any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
Section 4.13.    Subsidiaries. Each of the Borrower’s corporate Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.
Section 4.14.    Environmental Matters. In the ordinary course of its business, the Borrower conducts reviews, to the extent appropriate given the nature of its business operations, of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean‑up or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat, any costs or liabilities in connection with off-site disposal of wastes or Hazardous Substances, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the cost of compliance with Environmental Laws, are unlikely to have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities, considered as a whole.
Section 4.15.    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to cause compliance by the Borrower and its Subsidiaries and, when conducting business of behalf of the Borrower or its Subsidiaries, their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and, to the knowledge of the Borrower, their respective officers, employees and directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any

Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
ARTICLE 5
Covenants

The Borrower agrees that, so long as any Bank Party has any Commitment hereunder or any amount payable under any Note or any fee payable pursuant to Section 2.09 or any other amount then due and payable hereunder remains unpaid or any Letter of Credit remains outstanding:
Section 5.01.    Corporate Existence. Except as otherwise permitted by Section 5.02 hereof, the Borrower, at its own cost and expense, will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise or, in the case of a Subsidiary, its corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary (provided that the termination of the corporate existence of a Subsidiary shall be permitted if the Board of Directors of the Borrower shall determine that its existence is not desirable in the conduct of the business of the Borrower) and that the loss thereof is not disadvantageous in any material respect to the Banks.
Section 5.02.    Disposition of Assets, Merger, Character of Business, etc. The Borrower will not wind up or liquidate its business or sell, lease, transfer or otherwise dispose of all or substantially all of its assets as an entirety or in a series of related transactions and will not consolidate with or merge with or into any other Person other than a merger with a Subsidiary in which the Borrower is the surviving Person. The Borrower will not engage in any business other than the business contemplated by its certificate of incorporation and by‑laws, each as in effect on the Effective Date.
Section 5.03.    Financial Information. (a) The Borrower will, and will cause each Subsidiary other than the Subsidiaries listed on Schedule 5.03(a) to, keep its books of account in accordance with generally accepted accounting principles.
(b)    The Borrower will (subject to the last paragraph of this Section 5.03) furnish to the Administrative Agent for distribution to the Banks:

(i)    as soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited consolidated balance sheets of the Borrower and its Consolidated Entities and the related unaudited consolidated statements of operations, changes in equity and cash flow of the Borrower and its Consolidated Entities for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all in reasonable detail and certified (subject to normal year‑end adjustments) as to fairness of presentation in accordance with generally accepted accounting principles in all material respects and consistency (except for changes concurred in by the Borrower’s independent public accountants) by the Chief Executive Officer, the Chief Financial Officer, ~~the Treasurer,~~ an Assistant Secretary-Treasurer or the Controller of the Borrower;
(ii)    as soon as practicable and in any event within the earlier of (i) two Domestic Business Days after filing with the Securities and Exchange Commission and (ii) 120 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, consolidated balance sheets of the Borrower and its Consolidated Entities and the related consolidated statements of operations, changes in equity and cash flow for such fiscal year for the Borrower and its Consolidated Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by ~~Deloitte & Touche~~KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;
(iii)    with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;
(iv)    promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P or Moody’s, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and
(v)    with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation,

Section 5.10.    Liens. The Borrower will not create or permit to exist any Lien on or with respect to any Indebtedness of any Member which is an asset of the Borrower, now existing or hereafter created, or on any notes, mortgages or other documents or instruments evidencing any such Indebtedness, and the Borrower will not permit any Consolidated Entity to create or permit to exist any Lien on or with respect to any of such Subsidiary’s assets, except Liens (i) granted by the Borrower to the trustee pursuant to any Indenture, (ii) on any such Indebtedness granted by the Borrower or its Consolidated Entity to secure any borrowing for the purpose of making loans to Member power supply systems or loans to Members for bulk power supply projects or loans to Members for the purpose of providing financing to telephone and related systems eligible to borrow from the RUS or loans to borrowers borrowing from National Cooperative Services Corporation or Rural Telephone Finance Cooperative, which borrowing or borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under any Indenture (it being understood that the Borrower ~~can not~~cannot pledge such assets to an extent greater than 150% of the aggregate principal amount of such Indebtedness), (iii) of current taxes not delinquent or a security for taxes being contested in good faith, (iv) other than in favor of the PBGC, created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower or any Subsidiary) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued, and adequate reserves shall have been established, (v) created by the Borrower to secure Guarantees by the Borrower of Indebtedness, the interest on which is excludable from the gross income of the recipient thereof for Federal income tax purposes as provided in Section 103(a) of the Internal Revenue Code or Section 103(a) of the Internal Revenue Code of 1954, as amended, (x) of a Member which is a state or political subdivision thereof or (y) of a state or political subdivision thereof incurred to benefit a Member for one of the purposes provided in Section 142(a)(2), (4), (5), (6), (8), (9), (10) or (12) of the Internal Revenue Code or Section 103(b)(4)(D), (E), (F), (G), (H) or (J) of the Internal Revenue Code of 1954, as amended, (vi) granted by any Subsidiary to the Borrower, (vii) REDLG Program Liens securing REDLG Obligations with respect to government Guarantees of Indebtedness of the Borrower and (viii) on any such Indebtedness granted by the Borrower to secure any borrowings, which borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under any Indenture (it being understood that the Borrower can not pledge such assets to an extent greater than 150% of the aggregate principal amount of such Indebtedness); provided that Liens incurred in reliance on clauses (ii), (vii) and (viii) of this Section 5.10 shall not secure amounts exceeding the Lien Exception Amount at any one time outstanding.

interest of which are directly or indirectly owned by the Borrower, which Subsidiary is established for the sole purpose of, and whose sole business shall at all times be, holding Foreclosed Assets; and “Start-up Investments” means Investments made in a Special Purpose Subsidiary solely to finance such Special Purpose Subsidiary’s initial acquisition of Foreclosed Assets.
Section 5.13.    Minimum TIER. The Borrower shall not permit, as of the last day of each fiscal quarter, the average of the TIERs for the six (6) immediately preceding fiscal quarters (including the fiscal quarter ending on such date) of the Borrower to be less than 1.025:1.00.
Section 5.14.    Retirement of Patronage Capital. The Borrower shall not make, or permit any Subsidiaries of the Borrower to make, any payments to Members in respect of Patronage Capital Certificates unless (i) the TIER for the immediately preceding fiscal year for which financial statements have been delivered to the Administrative Agent pursuant to Section 5.03(b) equals or exceeds 1.05:1.00 and (ii) there exists (and would exist after giving effect to any such payment) no Default or Event of Default under this Agreement.
Section 5.15.    Use of Proceeds. The proceeds of the Loans or L/C Credit Extensions made hereunder may be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any “margin stock”, within the meaning of Regulation U. Neither the Borrower nor any of its Subsidiaries has taken or will take any action which might cause this Agreement or the Notes to violate Regulation U or Regulation X. The Borrower has implemented and maintains in effect policies and procedures designed to cause compliance by the Borrower and its Subsidiaries and, when conducting business on behalf of the Borrower or its Subsidiaries, their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective officers, employees and directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or directly benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other transaction contemplated by this Agreement will violate Anti-Corruption Laws or applicable Sanctions.
Section 5.16.    Compliance with Laws. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and, when conducting business on behalf of the Borrower or its Subsidiaries, their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions.
ARTICLE 6
Defaults
Section 6.01.    Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing:
(a)    Principal and Interest. The Borrower shall (i) fail to pay when due (whether upon stated maturity, by acceleration or otherwise) any principal of any Loan or any L/C Obligation or (ii) fail, and such failure shall continue uncured for five or more Domestic Business Days, to pay when due (whether upon stated maturity, by acceleration or otherwise) any interest on any Loan or any L/C Obligation;
(b)    Other Amounts. The Borrower shall fail to pay when due any fee or other amount payable under this Agreement (including pursuant to Section 2.09(b)) and such failure remains uncured for ten (10) or more Domestic Business Days after the due date thereof;
(c)    Covenants Without Notice. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed which is set forth in Section 5.01 (only with respect to the Borrower’s corporate existence), 5.02, 5.09, 5.10, 5.12, 5.13, 5.14 or 5.15;
(d)    Covenants With 10 Days Grace. The Borrower shall fail to observe or perform any covenant or agreement on its part to be observed or performed, which is set forth in the last sentence of Section 5.04, or in Section 5.05(ii) and such non-observance or non-performance shall continue unremedied for a period of more than 10 days;
(e)    Other Covenants. The Borrower shall fail to observe or perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a), (b), (c), and (d) above, for a period of 30 days after written notice specifying such failure and requesting that it be remedied is given by any Bank Party to the Borrower and the other Bank Parties; provided that, if the failure be such that it cannot be corrected within the applicable period, but can be corrected within a reasonable period of time thereafter, it shall not constitute a Default if corrective action is instituted by the Borrower within the applicable period and diligently pursued until the failure is corrected, but any such failure that is not so corrected within 60 days after such applicable period shall constitute a Default;
(f)    Representations. Any representation, warranty, certification or statement made or deemed to be made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this shall have been so appointed by the Borrower, and shall have accepted such appointment, within 15 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Bank Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable. Nothing in this Agreement shall impose upon the Co-Documentation Agents, the Syndication Agent or the Co-Lead Arrangers, each in such capacity, any duties or responsibilities whatsoever.
Section 7.10.    Calculations. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from the other Banks any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.
ARTICLE 8
Change in Circumstances
Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Fixed Rate
Borrowing:
(a)    the Administrative Agent ~~is advised by the Euro-Dollar Reference Banks~~determines that the London Interbank Offered Rate is not available in the manner set forth in the definition of London Interbank Offered Rate for such Interest Period, or
(b)    in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Administrative Agent that the Adjusted London Interbank Offered Rate, as determined by the been received during the recipient’s normal business hours; provided, however, that any communication that is not received during the recipient’s normal business hours on a particular Domestic Business Day, shall be deemed to be received on the immediately following Domestic Business Day.
(b)    Notices and other communications to the Bank Parties hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 or Article 8 unless otherwise agreed by the Administrative Agent and the applicable Bank Party. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(c)    The address, telephone number or facsimile number for any party hereto may be changed at any time and from time to time upon written notice given by such changing party to each other party hereto.
Section 9.02.    No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
Section 9.03.    Expenses; Documentary Taxes; Indemnification. (a) The Borrower shall pay (i) all documented reasonable out-of-pocket expenses of the Administrative Agent, including reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all documented reasonable out‑of‑pocket expenses incurred by the Administrative Agent or any Bank, including reasonable fees and disbursements incurred by counsel or in‑house counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank Party against any transfer taxes, documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or the Notes and any and all liabilities with respect to or resulting from any delay or omission (unless solely attributable to such Bank) to pay such taxes. This Section 9.03(a) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.
(b)    The Borrower agrees to indemnify each Bank Party, their respective affiliates and the respective directors, officers and employees of the foregoing (each an “Indemnitee”) and hold eachIndemnitee harmless from and agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, and (e) right to disclose Confidential Information to its affiliates if such affiliate agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section. Notwithstanding the foregoing, any such information supplied to a Bank Party, Participant, prospective Participant or prospective Assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge other than as a result of a breach of this Section by such Person.
Section 9.13.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 9.14.    USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.
Section 9.15.    ICC Transactions. Notwithstanding anything to the contrary set forth in this Agreement (without limiting the terms of the penultimate sentence of this Section 9.15), including the 2013 Amendment ~~and~~, the Second 2013 Amendment and the 2014 Amendment, or in any of the Notes or other instruments or documents that have been or are in the future executed or delivered pursuant to, or that otherwise relate to, this Agreement, including the 2013 Amendment ~~and~~, the Second 2013 Amendment and the 2014 Amendment, or to any Committed Borrowings or Loans hereunder (all of the foregoing, collectively with this Agreement, the “Credit Documentation”), (a) to the extent necessary under the Credit Documentation, the Banks hereby consent to, and waive any Default, Event of Default or other breach, violation, default or noncompliance with the provisions of the Credit Documentation that might otherwise be caused by or be attributable to, the “ICC Transactions” as such term is defined in Schedule 9.15 hereto, and (b) the ICC Transactions, the “ICC Assets,” the “ICC Related Companies” (as such terms are respectively defined in Schedule 9.15 hereto), and the assets, liabilities and operations of the ICC Related Companies (including without limitation any circumstances, events, occurrences, actions or omissions relating to, of or by any of the ICC Related Companies), are hereby excluded from, and shall not be taken into account in applying, interpreting or determining compliance with, the provisions of the Credit Documentation (including without limitation, the definitions,

~~Agent Schedule~~

AGENT SCHEDULE

Institution	Title
The Royal Bank of Scotland plc Administrative Agent
JPMorgan Chase Bank, N.A. Syndication Agent
The Bank of Tokyo-Mitsubishi UFJ, Ltd. Co-Documentation Agent
KeyBank National Association Co-Documentation Agent
Mizuho Bank, Ltd. Co-Documentation Agent
Royal Bank of Canada Co-Documentation Agent

Agent Schedule

~~Commitment Schedule~~

Commitment Schedule
COMMITMENT SCHEDULE

Institution	Commitment
The Royal Bank of Scotland plc	$~~120,000,000.00~~180,000,000.00
JPMorgan Chase Bank, N.A.	$~~120,000,000.00~~180,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$~~120,000,000.00~~180,000,000.00
KeyBank National Association	$~~130,000,000.00~~180,000,000.00
Royal Bank of Canada	$~~155,000,000.00~~180,000,000.00
Mizuho Bank~~,~~ Ltd.	$~~100,000,000.00~~180,000,000.00
~~U.S.~~US Bank N.A.	$~~85,000,000.00~~125,000,000.00
~~The~~SunTrust Bank ~~of Nova Scotia~~	$~~87,500,000.00~~125,000,000.00
~~SunTrust~~The Bank of Nova Scotia	$~~80,000,000.00~~125,000,000.00
PNC Bank, National Association	$~~65,000,000.00~~125,000,000.00
Regions Bank	$75,000,000.00
Compass Bank	$25,000,000.00
The Korea Development Bank, New York Branch	$30,000,000.00
Apple Bank for Savings	$10,000,000.00
Total	$~~1,087,500,000.00~~1,720,000,000.00

PRICING SCHEDULE
The “Euro-Dollar Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date.

Status	Level I	Level II	Level III	Level IV	Level V
Euro-Dollar Margin	~~0.6900~~0.7000%	~~0.8000~~0.8150%	~~0.9000~~0.9250%	~~1.0000~~1.0250%	1.1000%
Base Rate Margin	0%	0%	0%	0.025%	0.1000%
Facility Fee Rate	~~0.0600~~0.0500%	~~0.0750~~0.0600%	~~0.1000~~0.0750%	~~0.1250~~0.1000%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:
“Level I Status” exists at any date if, at such date, the Borrower’s senior unsecured long-term debt is rated AA- or higher by S&P or Aa3 or higher by Moody’s.
“Level II Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A+ or higher by S&P or A1 or higher by Moody’s, and (ii) Level I Status does not exist.
“Level III Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A or higher by S&P or A2 or higher by Moody’s, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s senior unsecured long-term debt is rated A- or higher by S&P or A3 or higher by Moody’s, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, no other Status applies.
“Moody’s” means Moody’s Investors Services, Inc.
“Rating Agencies” means each of S&P and Moody’s.
“S&P” means Standard & Poor’s Rating Services.
“Status” refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

Pricing Schedule

~~SCHEDULE 2.01~~

~~L/C Number~~	~~Member~~	~~Amount~~	~~Effective Date~~	~~Expiration Date~~	~~Beneficiary~~
~~93046/80085~~	~~C&T Enterprises (Wellsboro)~~	 ~~$591,000.00~~ 	~~4/27/2010~~	~~4/27/2012~~	~~PJM Interconnection~~
~~93047/80085~~	~~C&T Enterprises (Citizens)~~	 ~~$600,000.00~~ 	~~4/27/2010~~	~~4/27/2012~~	~~PJM Interconnection~~
~~93093/80085~~	~~LCEC Generation LLC~~	 ~~$6,445,000.00~~ 	~~10/15/2010~~	~~6/1/2012~~	~~Wartsila North America, Inc.~~
~~93103/80085~~	~~Vitelcomm Cellular, Inc.~~	 ~~$1,000,000.00~~ 	~~11/23/2010~~	~~11/23/2011~~	~~Research in Motion Corporation~~
~~Total~~		 ~~$8,636,000.00~~

~~Schedule 2.01~~

Schedule 5.03(a)
SCHEDULE 5.03(a)
NON-GAAP SUBSIDIARIES

a.	Denton Realty Holdings, LLC, organized in the State of Delaware. Borrower owns 100% of the membership interests.

b.	Denton Realty Investors, LLC, organized in the State of Delaware. Borrower owns 100% of the membership interests.

c.
Denton Realty Partners, LP, organized in the State of Delaware. Denton Realty Holdings, LLC is the general partner and owns 0.5% of the partnership interests, and Denton Realty Investors, LLC is the limited partner and owns 99.5% of the partnership interests.

d.	CFC Advantage, LLC, organized in the State of Delaware. Borrower owns 100% of the membership interests.

~~e.~~	~~DRP County Lakes, LLC, organized in the State of Texas. Borrower owns 100% of the membership interests.~~

Schedule 5.03(a)

EXHIBIT A
FORM OF NOTE
New York, New York                                        [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not‑for‑profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [] (the “Bank”), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Royal Bank of Scotland plc, 600 Washington Boulevard, Stamford, Connecticut 06901, Attn: Charles Ray.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in Revolving Credit Agreement, dated as of October 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada as Co-Documentation Agents (as the same may be amended from time to time, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

A-1

EXHIBIT C
FORM OF MONEY MARKET QUOTE REQUEST
[Date]

To:	The Royal Bank of Scotland plc (the “Administrative Agent”)

From:	National Rural Utilities Cooperative Finance Corporation (the ”Borrower”)

Re:
Revolving Credit Agreement, dated as of October 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents (the “Revolving Credit Agreement”)

We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):
Date of Borrowing: __________________
Principal Amount    Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered
Rate.]
Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:
Name:
Title:

C-1

EXHIBIT D
FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]

To:	[Name of Bank]

Re:	Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)
Pursuant to Section 2.03 of the Revolving Credit Agreement, dated as of October 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents (the “Revolving Credit Agreement”):
Date of Borrowing: __________________

Principal Amount	Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered
Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].

THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title:Authorized Officer

D-1

provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**
We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Revolving Credit Agreement, dated as of October 21, 2011, among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents.

Very truly yours, [NAME OF BANK]
By:
Name:
Title:Authorized Officer

Dated: _______________

E-2

Annex B
Subsidiaries, Special Purpose Subsidiaries and Joint Ventures:

a.	CFC Advantage, LLC, organized in the State of Delaware. Borrower owns 100% of the membership interests.

b.	Denton Realty Holdings, LLC, organized in the State of
Delaware. Borrower owns 100% of the membership interests.

c.	Denton Realty Investors, LLC, organized in the State of
Delaware. Borrower owns 100% of the membership interests.

~~d.~~	~~DRP County Lakes, LLC, organized in the State of Texas. Borrower owns 100% of the membership interests.~~

d.
Denton Realty Partners, LP, organized in the State of Delaware. Denton Realty Holdings, LLC is the general partner and owns 0.5% of the partnership interests, and Denton Realty Investors, LLC is the limited partner and owns 99.5% of the partnership interests.

Denton Realty Partners, LP ownership interest:
Rayzor Ranch, L.P.            25%
Laurel Development II, L.P.        10%
W/J Lakes Development LP        50%
W/J Lakes LP                50%

e.	Caribbean Asset Holdings, LLC, organized in the State of Delaware. Borrower owns 100% of the membership interests.
Caribbean Asset Holdings, LLC ownership interest:

1. DTR Holdings, LLC        100%
DTR Holdings, LLC ownership interest:
VI PowerNet, LLC            100%
Innovative Long Distance, Inc.    100%
Virgin Islands Telephone Corporation 100%
Vitelcom Cellular, Inc.        100%

Caribbean Communications Corp.     100%

F-6

EXHIBIT H-1
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Revolving Credit Agreement dated as of October 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF BANK PARTY]
By:
Name:

H-1-1

EXHIBIT H-2
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Revolving Credit Agreement dated as of October 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

H-2-1

EXHIBIT H-3
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Revolving Credit Agreement dated as of October 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc, as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section  871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:

H-4-1

EXHIBIT H-4
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Revolving Credit Agreement dated as of October 21, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, The Royal Bank of Scotland plc., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., KeyBank National Association, Mizuho Bank, Ltd. and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS Form W‑8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

H-4-1